UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22795
                                                    -----------

              First Trust Intermediate Duration Preferred & Income
    ------------------------------------------------------------------------
            Fund (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
    ------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
    ------------------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2014
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST
                             INTERMEDIATE DURATION
                               PREFERRED & INCOME
                                      FUND
                                     (FPF)


                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                                OCTOBER 31, 2014


 FIRST TRUST

 STONEBRIDGE
-------------
ADVISORS, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  14
Statement of Operations.....................................................  15
Statements of Changes in Net Assets.........................................  16
Statement of Cash Flows.....................................................  17
Financial Highlights........................................................  18
Notes to Financial Statements...............................................  19
Report of Independent Registered Public Accounting Firm.....................  26
Additional Information......................................................  27
Board of Trustees and Officers..............................................  32
Privacy Policy..............................................................  34


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Intermediate Duration Preferred & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2014

Dear Shareholders:

I am pleased to present you with the annual report for your investment in the First Trust Intermediate Duration Preferred & Income Fund (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements for the past 12 months. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 17.27% during the period. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
"AT A GLANCE"
OCTOBER 31, 2014 (UNAUDITED)


--------------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                         FPF
Common Share Price                                                     $21.94
Common Share Net Asset Value ("NAV")                                   $24.42
Premium (Discount) to NAV                                              (10.16)%
Net Assets Applicable to Common Shares                         $1,482,489,666
Current Monthly Distribution per Common Share (1)                     $0.1575
Current Annualized Distribution per Common Share                      $1.8900
Current Distribution Rate on Closing Common Share Price (2)              8.61%
Current Distribution Rate on NAV (2)                                     7.74%
--------------------------------------------------------------------------------


------------------------------------------------------------
      COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------------
                NAV             Common Share Price
10/13          21.01                  23.41
               20.87                  23.36
               20.45                  23.36
               20.61                  23.36
               20.24                  23.44
11/13          20.53                  23.50
               20.48                  23.31
               20.45                  23.35
               20.70                  23.39
12/13          21.30                  23.14
               21.14                  23.27
               21.51                  23.45
               21.41                  23.60
               21.46                  23.54
1/14           21.07                  23.52
               21.45                  23.52
               21.79                  23.65
               21.64                  23.77
2/14           22.12                  23.96
               21.72                  23.95
               21.88                  23.92
               21.84                  24.04
3/14           22.00                  24.09
               22.13                  24.09
               22.11                  24.21
4/14           22.31                  24.25
               22.49                  24.32
               22.44                  24.42
5/14           22.80                  24.53
               22.57                  24.59
               22.80                  24.73
               22.34                  24.63
               22.53                  24.69
               22.83                  24.79
6/14           22.98                  24.83
               22.26                  24.71
               22.53                  24.72
               22.36                  24.69
7/14           22.25                  24.77
               21.75                  24.39
               21.77                  24.29
               22.06                  24.53
               22.09                  24.65
8/14           22.45                  24.74
               22.31                  24.52
               21.83                  24.42
               21.56                  24.54
9/14           21.45                  24.40
               21.70                  24.25
               21.45                  24.25
               21.59                  24.16
               21.68                  24.33
10/14          21.94                  24.42


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                    Average Annual Total Returns
                                  1 Year Ended           Inception (5/23/13)
                                    10/31/14                 to 10/31/14
FUND PERFORMANCE (3)
NAV                                  13.37%                     9.55%
Market Value                         13.98%                    -1.48%

INDEX PERFORMANCE
BofA Merrill Lynch Fixed Rate
   Preferred Securities Index        12.45%                     3.74%
BofA Merrill Lynch U.S. Capital
   Securities Index                   9.35%                     6.37%
Blended Benchmark(4)                 10.91%                     5.07%
--------------------------------------------------------------------------------


------------------------------------------------------------
                                                  % OF TOTAL
INDUSTRY CLASSIFICATION                          INVESTMENTS
------------------------------------------------------------
Banks                                               43.7%
Insurance                                           27.2
Diversified Financial Services                       7.8
Capital Markets                                      5.3
Diversified Telecommunication Services               3.0
Electric Utilities                                   3.0
Real Estate Investment Trusts                        2.9
Food Products                                        2.5
Multi-Utilities                                      1.8
Oil, Gas & Consumable Fuels                          1.6
Energy Equipment & Services                          0.5
Consumer Finance                                     0.3
Independent Power and Renewable
   Electricity Producers                             0.3
Wireless Telecommunication Services                  0.1
----------------------------------------------------------
                                    Total          100.00%
                                                  ========

------------------------------------------------------------
                                                  % OF TOTAL
TOP 10 HOLDINGS                                  INVESTMENTS
------------------------------------------------------------
General Electric Capital Corp., Series A             2.2%
QBE Capital Funding III Ltd.                         2.0
Enel SpA                                             1.9
Fuerstenberg Capital International Sarl & Cie SECS   1.9
Banco Bilbao Vizcaya Argentaria S.A.                 1.6
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA   1.6
JPMorgan Chase & Co., Series 1                       1.6
Glen Meadow Pass Through Trust                       1.5
Aviva PLC                                            1.4
Aquarius + Investments PLC for Swiss
   Reinsurance Co., Ltd.                             1.4
----------------------------------------------------------
                                    Total           17.1%
                                                   =======

(1) Most recent distribution paid or declared through 10/31/2014. Subject to change in the future. The distribution was increased subsequent to 10/31/2014. See Note 8 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/14. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The blended benchmark consists of the following: BofA Merrill Lynch Fixed Rate Preferred Securities Index (50%) and BofA Merrill Lynch U.S. Capital Securities Index (50%).

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

                                  SUB-ADVISOR

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the Sub-Advisor to First Trust Intermediate Duration Preferred & Income Fund (the "Fund" or "FPF") and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

                           PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING - PRESIDENT AND CIO OF STONEBRIDGE ADVISORS LLC
ALLEN SHEPARD,PH.D. - VICE PRESIDENT, SENIOR RISK ANALYST AND
   PORTFOLIO ANALYTICS
ROBERT WOLF - VICE PRESIDENT, PORTFOLIO MANAGER AND SENIOR CREDIT ANALYST DANIELLE SALTERS,CFA - CREDIT ANALYST

                                   COMMENTARY

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues its objectives by investing in preferred and other income-producing securities. The Fund seeks to maintain, under normal market conditions, a duration (excluding the effects of leverage) of between three and eight years. There can be no assurance that the Fund's investment objectives will be achieved.

MARKET RECAP

The fiscal year ended October 31, 2014 was a period of strong returns for the preferred and hybrid markets. Duration was a major driver of performance throughout most of the period, with longer duration securities outperforming as investors' expectations changed regarding the Federal Reserve's (the "Fed") interest rate policy. The beginning of the Fed's asset purchase taper during the fourth quarter of 2013 caused significant investor wariness and underperformance of long-duration securities. During the last two months of 2013, the Treasury markets sold off and the 10-year interest rate increased to a period high on December 27, 2013, of 3.11%. These events, along with tax-loss selling at the end of 2013, weighed on the retail and institutional markets. However, as investors began to recognize that changes in monetary policy would remain accommodative and incremental, the 10-year rate slid back to 2.40% by October 31, 2014, and preferred and hybrid securities had very strong year-to-date performance.

Underlining the strength in the preferred and hybrid markets was the continued stabilization and growth of the U.S. economy, as unemployment during the period dropped from 7.2% to 5.8%. After a sluggish start to the first quarter of 2014 due to weather conditions, real GDP grew in the second and third quarters. In Europe, the European Central Bank ("ECB") President, Mario Draghi, took historic measures to make the ECB's central banking policy more accommodative and counter the threat of deflation. This included broad-based asset buying with the potential of investments in the European corporate bond market. To cap off the period, the ECB's Asset Quality Review (AQR) and Stress Test went by without any major negative headlines, as banks continued to bolster capital levels to work toward Basel III compliance. Also, Japan ended October 2014 with its announcement of a large monetary stimulus program, which bolstered markets across the globe.

These developments in the U.S., Asia, and Europe helped to support the strong performance and stable inflows into the preferred and hybrid space, despite a number of geopolitical events that created fleeting spikes of volatility within the markets. However, as investors recognized the excess spread and yield available in the preferred market as well as the improved creditworthiness and capitalization of financials, the markets were able to withstand negative headlines and show strength throughout the period.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

PERFORMANCE ANALYSIS

The Fund produced a total return of 13.98% on market price and 13.37% based on net asset value ("NAV") for the fiscal year ended October 31, 2014, outperforming the blended index (a 50/50 blend of the BofA Merrill Lynch Fixed Rate Preferred Securities Index ("P0P1") and the BofA Merrill Lynch U.S. Capital Securities Index ("C0CS")) return of 10.91%. This was achieved despite the Fund maintaining a conservative interest rate stance throughout the period, consistently positioning the effective duration of the Fund (excluding the input of leverage) at least a year lower than the blended index while still keeping income comparable to peer funds.

                                                           TR SINCE
                                                          INCEPTION
                            AS OF 10/31/14                 5/23/13             1 YR TR             YTD TR            3 MONTH TR
             ---------------------------------------   ----------------   -----------------   -----------------   ----------------
              NAV    MKT PRICE  DISCOUNT  DIV. YIELD   NAV MKT   PRICE     NAV    MKT PRICE    NAV    MKT PRICE    NAV   MKT PRICE
----------   ------  ---------  --------  ----------   -------  -------   ------  ---------   ------  ---------   -----  ---------
   FPF       $24.42   $21.94    -10.16%     8.61%       9.55%   -1.48%    13.37%   13.98%     12.05%    9.86%     1.23%    1.86%
----------   ------  ---------  --------  ----------   -------  -------   ------  ---------   ------  ---------   -----  ---------
 Blended                                                5.07%             10.91%              11.60%              1.47%
  Index
----------   ------  ---------  --------  ----------   -------  -------   ------  ---------   ------  ---------   -----  ---------

Leverage was a major factor in outperformance of FPF relative to the blended index, which is unlevered, as it added 4.28% to the Fund's total return during the one-year period. We continue to maintain leverage around the level it was when the Fund launched in May 2013. As of October 31, 2014, the Fund's leverage percentage was 30.96%. Also adding to the outperformance was an overweight and outperformance in issuers not located in the U.S.

The tactical decision to move to a lower duration than the blended index negatively impacted returns as interest rates defied consensus expectations and remained low. As a result, longer duration preferred and hybrid securities outperformed the market for the fiscal year. As part of the move to a relatively low duration, FPF was positioned with an overweight in fixed-to-float securities and underweight longer duration low coupon fixed-rate preferreds. Fixed rates outperformed fixed-to-floats during the fiscal year which was a drag on overall performance.

Part of the conservative stance taken for FPF hindered the return as the Fund utilized interest rate derivatives to hedge duration risk at the cost of -0.46% on performance.

MARKET AND FUND OUTLOOK

Preferred and hybrid securities have been one of the best-performing asset classes year-to-date. Assuming the global financial markets remain stable, we believe this positive trend will likely continue. We also believe there will be a benefit to the market from the recent positive results of the ECB AQR and Stress Test, which should provide more stability to the European hybrid capital market going forward. The continued accommodative stance of global central banks leads us to believe that we are likely to remain in a benign, low-rate environment over the near term, which should be a positive for preferred securities. The excess spread or yield built into preferreds relative to Treasuries and investment-grade corporates continues to prove attractive relative to most asset classes and should provide support for preferreds, in our opinion.

The primary issuance market for banks is likely to be a driver of performance both in the preferred and hybrid space as well as corporate bonds. We are anticipating a continuation of robust issuance into next year and beyond due to banks working to meet regulatory requirements. Banks will continue to issue additional tier 1 debt (AT1) but are also expected to significantly increase issuance of senior debt over the next few years to satisfy leverage ratios and total loss absorbing capacity (TLAC) requirements. New issuance both in the U.S. and Europe has the potential of slightly re-pricing the market wider, especially if the market is subject to a large number of new issues over a short time frame.

Preferreds and hybrids remain very attractive relative to other asset classes due to their above-average yields. As of October 31, 2014, the P0P1 Index currently yields 6.19%, which is over 2% more than the BofA Merrill Lynch U.S. Corporate Index and only 0.5% less than the BofA Merrill Lynch U.S .. Cash Pay High Yield Index. The C0CS Institutional Index yields 5.81%, 0.38% lower than P0P1, yet it provides more yield than all other investment grade asset classes. On a spread to Treasury basis, the current spreads of P0P1 and C0CS to the 10-year Treasury are 3.84% and 3.46%, respectively. The financial sector's heightened regulation, coupled with significantly improved capitalization for

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

the banking industry, leads us to believe that there is room for further spread compression of preferreds back to pre-crisis levels, which were approximately 1.00% tighter than current levels. This implies that we may have room for further appreciation of the asset class in this low-rate environment and, in addition, provide a cushion against a future rise in rates, in our opinion.

Stonebridge will continue to actively manage the Fund to seek to protect against the downside risks in the market while seeking to outperform in all market environments on a risk-adjusted basis. Based on our current outlook, we intend to maintain a shorter duration in FPF, on a gross asset basis, than the blended index to better protect investors in a rising interest rate environment. In our opinion, the current low-rate environment will be a positive for preferreds given the attractive yield of the product. Nonetheless, given how quickly rates moved last year, we believe maintaining a shorter duration than the Fund's blended index is the best way to position the Fund, especially if the Fund does not have to sacrifice yield.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2014

                                                                             STATED       STATED
     SHARES                           DESCRIPTION                             RATE       MATURITY         VALUE
----------------  ----------------------------------------------------     ----------   -----------   --------------
$20 PAR PREFERRED SECURITIES - 0.4%
                  REAL ESTATE INVESTMENT TRUSTS - 0.4%
         316,465  Equity Commonwealth (a).............................        7.50%       11/15/19    $    6,332,465
                                                                                                      --------------
                  TOTAL $20 PAR PREFERRED SECURITIES...............................................        6,332,465
                                                                                                      --------------
                  (Cost $6,169,781)

$25 PAR PREFERRED SECURITIES - 33.7%
                  BANKS - 11.0%
         100,000  Bank of America Corp., Series W.....................        6.63%          (b)           2,533,250
         206,400  Barclays Bank PLC, Series 5.........................        8.13%          (b)           5,327,184
         702,419  Citigroup Capital XIII (a) (c)......................        7.88%       10/30/40        18,698,394
         200,300  Citigroup, Inc., Series J (a) (c)...................        7.13%          (b)           5,420,118
         635,144  Citigroup, Inc., Series K (a) (c)...................        6.88%          (b)          16,996,453
         600,000  Fifth Third Bancorp, Series I (a) (c)...............        6.63%          (b)          16,278,000
          94,453  FNB Corp. (a) (c)...................................        7.25%          (b)           2,572,900
          19,476  HSBC USA, Inc., Series F (d)........................        3.50%          (b)             427,498
         196,862  HSBC USA, Inc., Series H............................        6.50%          (b)           5,014,075
         226,235  ING Groep N.V. (a)..................................        6.20%          (b)           5,685,286
         500,000  ING Groep N.V. (a)..................................        6.38%          (b)          12,655,000
         128,555  ING Groep N.V. (a)..................................        7.05%          (b)           3,274,296
          65,917  ING Groep N.V.......................................        7.20%          (b)           1,687,475
         300,000  ING Groep N.V. (a)..................................        7.38%          (b)           7,650,000
         250,000  JPMorgan Chase & Co., Series W (a)..................        6.30%          (b)           6,240,000
         198,230  MB Financial, Inc., Series A (a) (e)................        8.00%          (b)           5,471,148
         220,000  PNC Financial Services Group, Inc.,
                     Series P (a) (c).................................        6.13%          (b)           5,992,800
         354,938  Royal Bank of Scotland Group PLC, Series M (a)......        6.40%          (b)           8,724,376
         145,421  Royal Bank of Scotland Group PLC, Series N (a)......        6.35%          (b)           3,578,811
         425,000  Royal Bank of Scotland Group PLC, Series S (a)......        6.60%          (b)          10,548,500
         165,000  Texas Capital Bancshares, Inc., Series A (a)........        6.50%          (b)           4,103,550
         200,000  Wells Fargo & Co. (a) (c)...........................        5.85%          (b)           5,192,000
          43,597  Wells Fargo & Co. (c)...............................        6.63%          (b)           1,223,768
         182,000  Wells Fargo & Co., Series J (a).....................        8.00%          (b)           5,345,340
          67,992  Zions Bancorporation, Series G (c)..................        6.30%          (b)           1,774,591
                                                                                                      --------------
                                                                                                         162,414,813
                                                                                                      --------------
                  CAPITAL MARKETS - 5.2%
         107,000  Apollo Investment Corp..............................        6.88%       07/15/43         2,678,210
         190,524  Ares Capital Corp. (a)..............................        7.00%       02/15/22         4,845,025
          44,567  Ares Capital Corp...................................        7.75%       10/15/40         1,172,112
         175,239  Deutsche Bank Capital Funding Trust IX (a)..........        6.63%          (b)           4,459,833
         350,000  Deutsche Bank Contingent Capital Trust II (a).......        6.55%          (b)           9,068,500
         110,288  Goldman Sachs Group, Inc............................        6.13%       11/01/60         2,852,048
         250,000  Goldman Sachs Group, Inc., Series K (a) (c).........        6.38%          (b)           6,350,000
         300,000  Morgan Stanley (a) (c)..............................        6.88%          (b)           7,956,000
         226,622  Morgan Stanley Capital Trust VI (a).................        6.60%       02/01/46         5,792,458
         214,051  Morgan Stanley Capital Trust VII (a)................        6.60%       10/15/66         5,451,879
         104,000  Morgan Stanley, Series E (a) (c)....................        7.13%          (b)           2,835,040
         220,000  Morgan Stanley, Series G (a)........................        6.63%          (b)           5,605,600
         200,000  Raymond James Financial, Inc. (a)...................        6.90%       03/15/42         5,400,000
         462,159  State Street Corp., Series D (a) (c)................        5.90%          (b)          12,062,350
                                                                                                      --------------
                                                                                                          76,529,055
                                                                                                      --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

                                                                             STATED       STATED
     SHARES                           DESCRIPTION                             RATE       MATURITY         VALUE
----------------  ----------------------------------------------------     ----------   -----------   --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)
                  CONSUMER FINANCE - 0.3%
         160,511  Capital One Financial Corp., Series C...............        6.25%          (b)      $    3,906,838
          25,000  Capital One Financial Corp., Series D...............        6.70%          (b)             628,500
                                                                                                      --------------
                                                                                                           4,535,338
                                                                                                      --------------
                  DIVERSIFIED FINANCIAL SERVICES - 3.2%
          36,657  Allied Capital Corp.................................        6.88%       04/15/47           924,123
         110,360  Countrywide Capital IV (a)..........................        6.75%       04/01/33         2,823,009
         535,567  Countrywide Capital V (a)...........................        7.00%       11/01/36        13,699,804
          40,000  KKR Financial Holdings LLC..........................        8.38%       11/15/41         1,130,000
         345,164  KKR Financial Holdings LLC, Series A (a)............        7.38%          (b)           8,974,264
         400,000  RBS Capital Funding Trust V, Series E (a)...........        5.90%          (b)           9,560,000
          19,582  RBS Capital Funding Trust VI, Series F..............        6.25%          (b)             473,688
         435,300  RBS Capital Funding Trust VII, Series G (a).........        6.08%          (b)          10,529,907
                                                                                                      --------------
                                                                                                          48,114,795
                                                                                                      --------------
                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.6%
         251,594  Qwest Corp. (a).....................................        7.50%       09/15/51         6,717,560
          49,050  Qwest Corp..........................................        7.00%       04/01/52         1,258,132
         350,000  Qwest Corp. (a).....................................        6.13%       06/01/53         8,239,000
         200,000  Qwest Corp..........................................        6.88%       10/01/54         5,114,000
         103,213  Verizon Communications, Inc.........................        5.90%       02/15/54         2,673,217
                                                                                                      --------------
                                                                                                          24,001,909
                                                                                                      --------------
                  ELECTRIC UTILITIES - 0.2%
          97,950  SCE Trust III (a) (c)...............................        5.75%          (b)           2,648,568
                                                                                                      --------------
                  FOOD PRODUCTS - 2.9%
         600,000  CHS, Inc. (a) (c)...................................        6.75%          (b)          15,108,000
       1,046,935  CHS, Inc., Series 2 (a) (c).........................        7.10%          (b)          28,120,674
                                                                                                      --------------
                                                                                                          43,228,674
                                                                                                      --------------
                  INSURANCE - 5.8%
         150,000  Allstate Corp., Series E (a)........................        6.63%          (b)           3,951,000
         250,000  Aspen Insurance Holdings Ltd. (a) (c)...............        5.95%          (b)           6,467,500
         361,470  Aspen Insurance Holdings Ltd. (a) (c)...............        7.40%          (b)           9,782,282
          69,186  Aviva PLC...........................................        8.25%       12/01/41         1,938,592
         150,515  Axis Capital Holdings Ltd., Series C................        6.88%          (b)           4,011,225
         264,683  Endurance Specialty Holdings Ltd., Series B (a).....        7.50%          (b)           7,059,095
         603,315  Hartford Financial Services Group, Inc. (a) (c).....        7.88%       04/15/42        18,268,378
         115,000  Maiden Holdings North America Ltd...................        8.25%       06/15/41         3,024,500
         500,000  MetLife, Inc., Series B (a).........................        6.50%          (b)          12,975,000
         200,000  Montpelier Re Holdings Ltd., Series A (a)...........        8.88%          (b)           5,520,000
         118,028  PartnerRe Ltd., Series E............................        7.25%          (b)           3,231,606
         361,590  Reinsurance Group of America, Inc. (a) (c)..........        6.20%       09/15/42        10,099,209
                                                                                                      --------------
                                                                                                          86,328,387
                                                                                                      --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

                                                                             STATED       STATED
     SHARES                           DESCRIPTION                             RATE       MATURITY         VALUE
----------------  ----------------------------------------------------     ----------   -----------   --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)
                  MULTI-UTILITIES - 1.0%
         473,173  Integrys Energy Group, Inc. (a) (c).................        6.00%       08/01/73    $   12,359,279
          93,750  SCANA Corp..........................................        7.70%       01/30/65         2,381,250
                                                                                                      --------------
                                                                                                          14,740,529
                                                                                                      --------------
                  REAL ESTATE INVESTMENT TRUSTS - 2.3%
         250,000  American Realty Capital Properties, Inc., Series F..        6.70%          (b)           5,505,000
         164,285  DuPont Fabros Technology, Inc., Series A (a)........        7.88%          (b)           4,205,696
          62,848  EPR Properties, Series F............................        6.63%          (b)           1,571,200
         178,774  Equity Commonwealth, Series E.......................        7.25%          (b)           4,533,709
         150,541  Kilroy Realty Corp., Series G (a)...................        6.88%          (b)           3,895,248
          25,094  Kilroy Realty Corp., Series H.......................        6.38%          (b)             633,372
         300,000  National Retail Properties, Inc., Series D (a)......        6.63%          (b)           7,791,000
          99,794  Taubman Centers, Inc., Series J.....................        6.50%          (b)           2,594,644
          70,879  Taubman Centers, Inc., Series K.....................        6.25%          (b)           1,775,519
          88,499  Vornado Realty Trust, Series J......................        6.88%          (b)           2,389,473
                                                                                                      --------------
                                                                                                          34,894,861
                                                                                                      --------------
                  WIRELESS TELECOMMUNICATION SERVICES - 0.2%
          23,168  Telephone & Data Systems, Inc.......................        6.63%       03/31/45           581,980
          86,603  Telephone & Data Systems, Inc.......................        6.88%       11/15/59         2,181,530
                                                                                                      --------------
                                                                                                           2,763,510
                                                                                                      --------------
                  TOTAL $25 PAR PREFERRED SECURITIES...............................................      500,200,439
                  (Cost $488,262,978)                                                                 --------------

$50 PAR PREFERRED SECURITIES - 0.2%
                  CONSUMER FINANCE - 0.2%
          54,367  SLM Corp., Series A.................................        6.97%          (b)           2,672,682
                                                                                                      --------------
                  TOTAL $50 PAR PREFERRED SECURITIES...............................................        2,672,682
                  (Cost $2,677,798)                                                                   --------------

$100 PAR PREFERRED SECURITIES - 3.0%
                  BANKS - 2.8%
          80,000  AgriBank FCB (a) (c) (e)............................        6.88%          (b)           8,215,000
         175,000  CoBank ACB, Series F (a) (c) (f)....................        6.25%          (b)          18,292,977
          50,000  CoBank ACB, Series G (a)............................        6.13%          (b)           4,632,815
         100,000  Farm Credit Bank of Texas (a) (c) (e) (g)...........        6.75%          (b)          10,678,130
                                                                                                      --------------
                                                                                                          41,818,922
                                                                                                      --------------
                  INSURANCE - 0.2%
          20,200  Principal Financial Group, Inc., Series A (c).......        5.56%          (b)           2,062,295
                                                                                                      --------------
                  TOTAL $100 PAR PREFERRED SECURITIES..............................................       43,881,217
                  (Cost $43,940,434)                                                                  --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

                                                                             STATED       STATED
     SHARES                           DESCRIPTION                             RATE       MATURITY         VALUE
----------------  ----------------------------------------------------     ----------   -----------   --------------
$1,000 PAR PREFERRED SECURITIES - 3.9%
                  BANKS - 0.7%
          10,000  AgStar Financial Services ACA (a) (c) (e) (g).......        6.75%          (b)      $   10,258,750
                                                                                                      --------------
                  DIVERSIFIED FINANCIAL SERVICES - 0.6%
           8,500  Pitney Bowes International Holdings, Inc.,
                     Series F (e) (g).................................        6.13%          (b)           9,031,250
                                                                                                      --------------
                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
          16,000  Centaur Funding Corp. (a) (e) (g)...................        9.08%       04/21/20        20,160,000
                                                                                                      --------------
                  REAL ESTATE INVESTMENT TRUSTS - 1.3%
          14,000  Sovereign Real Estate Investment Trust (a) (e) (g)..       12.00%          (b)          18,825,366
                                                                                                      --------------
                  TOTAL $1,000 PAR PREFERRED SECURITIES............................................       58,275,366
                  (Cost $57,380,000)                                                                  --------------

                                                                             STATED       STATED
   PAR AMOUNT                         DESCRIPTION                             RATE       MATURITY         VALUE
----------------  ----------------------------------------------------     ----------   -----------   --------------
CAPITAL PREFERRED SECURITIES - 99.8%
                  BANKS - 47.1%
$     31,000,000  Banco Bilbao Vizcaya Argentaria S.A. (c)............        9.00%          (b)          33,582,300
      25,000,000  Banco do Brasil S.A. (a) (c) (f)....................        9.00%          (b)          24,700,000
      15,000,000  Bank of America Corp., Series K (a) (c).............        8.00%          (b)          16,218,750
       5,000,000  Bank of America Corp., Series V (c).................        5.13%          (b)           4,875,000
       1,500,000  Bank of America Corp., Series X (c).................        6.25%          (b)           1,505,625
      10,000,000  Bank of America Corp., Series Z (c).................        6.50%          (b)          10,300,000
       2,560,000  Barclays Bank PLC...................................       10.18%       06/12/21         3,446,039
       9,940,000  Barclays Bank PLC (a) (f)...........................       10.18%       06/12/21        13,380,314
      15,000,000  Barclays Bank PLC (a) (c)...........................        7.75%       04/10/23        16,462,500
      10,000,000  Barclays PLC (a) (c)................................        6.63%          (b)           9,591,750
      15,500,000  Barclays PLC (a) (c)................................        8.25%          (b)          16,034,750
       2,010,000  BBVA Global Finance Ltd.............................        7.00%       12/01/25         2,269,041
      16,750,000  BBVA International Preferred SAU (a) (c)............        5.92%          (b)          17,168,750
      10,000,000  BNP Paribas S.A. (a) (c) (f)........................        7.20%          (b)          11,556,300
       7,500,000  BPCE S.A. (a) (c) (f)...............................       12.50%          (b)          10,275,000
       3,000,000  BPCE S.A............................................       13.00%          (b)           3,306,000
      10,000,000  Citigroup, Inc. (a) (c).............................        5.95%          (b)           9,937,500
         800,000  Citigroup, Inc., Series E (c) (e)...................        8.40%          (b)             889,550
      14,500,000  Citigroup, Inc., Series M (a) (c)...................        6.30%          (b)          14,445,625
       7,500,000  Citigroup, Inc., Series N (c).......................        5.80%          (b)           7,533,750
       4,000,000  Cooperatieve Centrale Raiffeisen-
                     Boerenleenbank BA (c)............................        8.38%          (b)           4,300,000
      20,000,000  Cooperatieve Centrale Raiffeisen-
                     Boerenleenbank BA (c)............................        8.40%          (b)          22,050,000
      25,104,000  Cooperatieve Centrale Raiffeisen-
                     Boerenleenbank BA (a) (c) (f)....................       11.00%          (b)          32,823,480
       5,000,000  Credit Agricole S.A. (a) (c) (f)....................        8.13%       09/19/33         5,681,250
      15,000,000  Credit Agricole S.A. (a) (c) (f)....................        6.63%          (b)          14,660,250
       3,500,000  Credit Agricole S.A. (c)............................        8.38%          (b)           4,073,125
      11,000,000  Credit Agricole S.A. (a) (c) (f)....................        8.38%          (b)          12,801,250
      25,000,000  Dresdner Funding Trust I (a) (f)....................        8.15%       06/30/31        29,312,500
      38,694,000  Fuerstenberg Capital International Sarl & Cie
                     SECS (a) (c).....................................       10.25%          (b)          40,021,204


                        See Notes to Financial Statements                 Page 9

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

                                                                             STATED       STATED
   PAR AMOUNT                         DESCRIPTION                             RATE       MATURITY         VALUE
----------------  ----------------------------------------------------     ----------   -----------   --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)
                  BANKS (CONTINUED)
$     10,000,000  HBOS Capital Funding L.P............................        6.85%          (b)      $   10,061,250
       4,000,000  HSBC USA Capital Trust II (a) (e) (g)...............        8.38%       05/15/27         4,054,084
      30,000,000  JPMorgan Chase & Co., Series 1 (a) (c)..............        7.90%          (b)          32,662,500
      25,000,000  JPMorgan Chase & Co., Series S (a) (c)..............        6.75%          (b)          26,465,000
      26,000,000  KBC Bank N.V. (c)...................................        8.00%       01/25/23        28,983,500
      10,000,000  Lloyds Bank PLC (c).................................       12.00%          (b)          14,575,000
      17,000,000  Lloyds Bank PLC (a) (c) (f).........................       12.00%          (b)          24,777,500
       7,755,000  Lloyds Banking Group PLC (a) (c) (f)................        5.92%          (b)           7,832,550
       5,000,000  M&T Bank Corp., Series E (a) (c)....................        6.45%          (b)           5,353,805
      10,754,000  Natixis (a) (c) (f).................................       10.00%          (b)          12,703,162
       5,575,000  Natixis S.A. (c)....................................       10.00%          (b)           6,585,469
       5,990,000  NIBC Bank N.V.......................................        7.63%          (b)           6,019,950
       9,500,000  Nordea Bank AB (a) (c) (f)..........................        6.13%          (b)           9,557,143
      19,700,000  Royal Bank of Scotland Group PLC (a) (c)............        7.65%          (b)          23,270,625
      10,000,000  Royal Bank of Scotland PLC (The) (c)................        9.50%       03/16/22        11,450,350
      13,980,000  SMFG Preferred Capital USD 3 Ltd. (a) (c) (f).......        9.50%          (b)          17,108,025
       9,500,000  Societe Generale SA (c).............................        8.25%          (b)          10,061,450
      15,184,000  Standard Chartered Bank (c).........................        9.50%          (b)          15,371,902
      20,000,000  Wells Fargo & Co., Series K (a) (c).................        7.98%          (b)          22,143,740
       6,800,000  Zions Bancorporation (a) (c)........................        5.80%          (b)           6,511,000
       9,000,000  Zions Bancorporation, Series J (a) (c)..............        7.20%          (b)           9,545,976
                                                                                                      --------------
                                                                                                         698,295,584
                                                                                                      --------------
                  CAPITAL MARKETS - 2.3%
      10,000,000  Credit Suisse Group Guernsey I Ltd. (c).............        7.88%       02/24/41        10,693,750
       2,500,000  Deutsche Bank Capital Trust IV (c) (e)..............        4.59%          (b)           2,437,500
       8,500,000  UBS AG (c)..........................................        7.25%       02/22/22         9,212,300
      10,000,000  UBS AG (a)..........................................        7.63%       08/17/22        11,819,360
                                                                                                      --------------
                                                                                                          34,162,910
                                                                                                      --------------
                  DIVERSIFIED FINANCIAL SERVICES - 7.1%
       3,000,000  Banco Btg Pactual S.A. (c) (f)......................        8.75%          (b)           3,121,500
      40,000,000  General Electric Capital Corp., Series A (a) (c)....        7.13%          (b)          46,750,000
      31,040,000  Glen Meadow Pass Through Trust (a) (c) (f)..........        6.51%       02/12/67        30,690,800
      10,000,000  Macquarie PMI LLC...................................        8.38%          (b)          10,475,000
      14,530,000  Voya Financial, Inc. (a) (c)........................        5.65%       05/15/53        14,602,650
                                                                                                      --------------
                                                                                                         105,639,950
                                                                                                      --------------
                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
      18,700,000  Koninklijke KPN N.V. (a) (c) (f)....................        7.00%       03/28/73        19,578,900
                                                                                                      --------------
                  ELECTRIC UTILITIES - 4.0%
      34,750,000  Enel SpA (a) (c) (f)................................        8.75%       09/24/73        40,744,375
      14,000,000  PPL Capital Funding Inc., Series A (a) (c)..........        6.70%       03/30/67        14,200,284
       4,179,000  Southern California Edison Co., Series E (a) (c)....        6.25%          (b)           4,600,385
                                                                                                      --------------
                                                                                                          59,545,044
                                                                                                      --------------
                  ENERGY EQUIPMENT & SERVICES - 0.6%
       9,650,000  DCP Midstream LLC (a) (c) (f).......................        5.85%       05/21/43         9,577,625
                                                                                                      --------------


Page 10                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

                                                                             STATED       STATED
   PAR AMOUNT                         DESCRIPTION                             RATE       MATURITY         VALUE
----------------  ----------------------------------------------------     ----------   -----------   --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)
                  FOOD PRODUCTS - 0.7%
$      9,530,000  Land O'Lakes Capital Trust I (a) (f)................        7.45%       03/15/28    $   10,006,500
                                                                                                      --------------
                  INDEPENDENT POWER AND RENEWABLE
                    ELECTRICITY PRODUCERS - 0.4%
       5,000,000  AES Gener S.A. (c) (f)..............................        8.38%       12/18/73         5,618,750
                                                                                                      --------------
                  INSURANCE - 32.5%
       2,500,000  Aegon N.V. (d)......................................        2.55%          (b)           2,231,250
      15,000,000  American International Group, Inc. (a) (c)..........        8.18%       05/15/58        20,437,500
      26,500,000  Aquarius + Investments PLC for Swiss
                    Reinsurance Co., Ltd. (c).........................        8.25%          (b)          29,315,625
      25,000,000  Assured Guaranty Municipal Holdings, Inc.
                     (a) (c) (f)......................................        6.40%       12/15/66        22,000,000
       4,930,000  Assured Guaranty US Holdings, Series A (a) (c)......        6.40%       12/15/66         4,634,200
      27,000,000  Aviva PLC (a).......................................        8.25%          (b)          30,374,325
       6,800,000  AXA S.A. (a)........................................        8.60%       12/15/30         9,171,500
      15,000,000  AXA S.A. (a) (c) (f)................................        6.46%          (b)          15,740,700
      22,005,000  Catlin Insurance Co Ltd. (a) (c) (f)................        7.25%          (b)          22,665,150
      15,050,000  Cloverie PLC for Zurich Insurance Co., Ltd. (c).....        8.25%          (b)          17,271,756
       7,000,000  CNP Assurances (c)..................................        6.88%          (b)           7,585,025
      10,600,000  CNP Assurances (c)..................................        7.50%          (b)          11,699,750
      12,500,000  Dai-ichi Life Insurance Co Ltd. (The) (a) (c) (f)...        7.25%          (b)          14,644,887
      25,000,000  Friends Life Holdings PLC (a) (c)...................        7.88%          (b)          27,677,650
      20,000,000  Genworth Holdings, Inc. (a) (c).....................        6.15%       11/15/66        17,150,000
      11,782,000  Hartford Financial Services Group, Inc. (a) (c).....        8.13%       06/15/38        13,711,303
       6,000,000  La Mondiale SAM (c).................................        7.63%          (b)           6,543,900
       2,000,000  Liberty Mutual Group, Inc. (c)......................       10.75%       06/15/58         3,070,000
       7,500,000  MetLife Capital Trust X (a) (f).....................        9.25%       04/08/38        10,762,500
      16,265,000  MetLife, Inc. (a)...................................       10.75%       08/01/39        26,471,287
      15,000,000  Mitsui Sumitomo Insurance Co., Ltd. (a) (c) (f).....        7.00%       03/15/72        17,493,750
       3,000,000  Nationwide Financial Services Capital Trust (a) (e).        7.90%       03/01/37         3,535,857
      14,700,000  Nationwide Financial Services, Inc. (a).............        6.75%       05/15/37        15,361,500
      10,600,000  Provident Financing Trust I (a).....................        7.41%       03/15/38        12,419,352
      23,265,000  Prudential Financial, Inc. (a) (c)..................        8.88%       06/15/38        27,947,081
      20,389,000  Prudential PLC (c)..................................       11.75%          (b)          20,739,691
      39,520,000  QBE Capital Funding III Ltd. (a) (c) (f)............        7.25%       05/24/41        42,879,200
       9,940,000  Sirius International Group Ltd. (a) (c) (e) (f).....        7.51%          (b)          10,486,412
       5,500,000  StanCorp Financial Group, Inc. (a) (c)..............        6.90%       06/01/67         5,706,250
       3,000,000  Sumitomo Life Insurance Co. (c) (f).................        6.50%       09/20/73         3,367,626
       8,000,000  Swiss Re Capital I LP (a) (c) (f)...................        6.85%          (b)           8,430,000
                                                                                                      --------------
                                                                                                         481,525,027
                                                                                                      --------------
                  MULTI-UTILITIES - 1.5%
      20,778,000  RWE AG (c)..........................................        7.00%       10/12/72        22,598,153
                                                                                                      --------------
                  OIL, GAS & CONSUMABLE FUELS - 2.3%
       5,000,000  BG Energy Capital PLC (c)...........................        6.50%       11/30/72         5,457,130
      15,000,000  Enbridge Energy Partners L.P. (a) (c)...............        8.05%       10/01/37        16,968,750
      10,000,000  Enterprise Products Operating LLC, Series B (a) (c).        7.03%       01/15/68        11,133,030
                                                                                                      --------------
                                                                                                          33,558,910
                                                                                                      --------------
                  TOTAL CAPITAL PREFERRED SECURITIES...............................................    1,480,107,353
                  (Cost $1,460,904,852)                                                               --------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

   PRINCIPAL                                                                 STATED       STATED
     VALUE                            DESCRIPTION                            COUPON      MATURITY         VALUE
----------------  ----------------------------------------------------     ----------   -----------   --------------
CORPORATE BONDS AND NOTES - 0.5%
                  BANKS - 0.4%
       5,000,000  Zions Bancorporation (c)............................        5.65%       11/15/23    $    5,152,715

                  INSURANCE - 0.1%
       1,050,000  AIG Life Holdings, Inc. (e) (g).....................        7.57%       12/01/45         1,393,177
                                                                                                      --------------
                  TOTAL CORPORATE BONDS AND NOTES..................................................        6,545,892
                  (Cost $6,560,550)                                                                   --------------

                  TOTAL INVESTMENTS - 141.5%.......................................................    2,098,015,414
                  (Cost $2,065,896,393) (h)

                  OUTSTANDING LOAN - (44.9%).......................................................     (665,000,000)
                  NET OTHER ASSETS AND LIABILITIES - 3.4%..........................................       49,474,252
                                                                                                      --------------
                  NET ASSETS - 100.0%..............................................................   $1,482,489,666
                                                                                                      ==============

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b)   Perpetual maturity.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2014. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2014.

(e) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors LLC (the "Sub-Advisor").

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Fund's Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2014, securities noted as such are valued at $533,270,376, or 35.97% of net assets.

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(h) Aggregate cost for financial reporting purposes is $2,071,752,505, which approximated the aggregate cost for federal income tax purposes. As of October 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $46,391,911 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,129,002.


Page 12                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                            10/31/2014          PRICES            INPUTS            INPUTS
--------------------------------------------------   ---------------   ---------------   ---------------   ---------------
$20 Par Preferred Securities*.....................   $     6,332,465   $     6,332,465   $            --   $            --
$25 Par Preferred Securities*.....................       500,200,439       500,200,439                --                --
$50 Par Preferred Securities*.....................         2,672,682         2,672,682                --                --
$100 Par Preferred Securities*....................        43,881,217                --        43,881,217                --
$1,000 Par Preferred Securities*..................        58,275,366                --        58,275,366                --
Capital Preferred Securities*.....................     1,480,107,353                --     1,480,107,353                --
Corporate Bonds and Notes*........................         6,545,892                --         6,545,892                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments.................................   $ 2,098,015,414   $   509,205,586   $ 1,588,809,828   $            --
                                                     ===============   ===============   ===============   ===============

                                                    LIABILITIES TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2014          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
Futures Contracts.................................   $    (2,416,563)  $    (2,416,563)  $            --   $            --
                                                     ---------------   ---------------   ---------------   ---------------
Total.............................................   $    (2,416,563)  $    (2,416,563)  $            --   $            --
                                                     ===============   ===============   ===============   ===============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of October 31, 2014, the Fund transferred $100 Par Preferred Securities valued at $8,215,000 from Level 1 to Level 2. The $100 Par Preferred Securities transferred from Level 1 to Level 2 due to use of observable market inputs in an inactive market (for valuing these securities).

OPEN FUTURES CONTRACTS AT OCTOBER 31, 2014 (see Note 2D - Futures Contracts in the Notes to Financial Statements):

                                                                                                             UNREALIZED
                                                        NUMBER OF        EXPIRATION         NOTIONAL        APPRECIATION
SHORT FUTURES CONTRACTS                                 CONTRACTS           MONTH             VALUE        (DEPRECIATION)
--------------------------------------------------   ---------------   ---------------   ---------------   ---------------
U.S. Treasury Long Bond Futures...................         220            Dec-2014       $    29,923,438   $    (1,117,188)
Ultra Long Term U.S. Treasury Bond Futures........         165            Dec-2014            24,574,688        (1,299,375)
                                                          -----        ---------------   ---------------   ---------------
Total Futures Contracts...........................         385                           $    54,498,126   $    (2,416,563)
                                                          =====                          ===============   ===============


                        See Notes to Financial Statements                Page 13

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2014

ASSETS:
Investments, at value
   (Cost $2,065,896,393).......................................................................       $  2,098,015,414
Cash...........................................................................................             21,179,274
Restricted cash................................................................................              5,215,563
Prepaid expenses...............................................................................                 30,791
Receivables:
   Interest....................................................................................             27,125,896
   Investment securities sold..................................................................              6,309,193
   Tax reclaims................................................................................                204,042
   Dividends...................................................................................              1,548,583
                                                                                                      ----------------
   Total Assets................................................................................          2,159,628,756
                                                                                                      ----------------
LIABILITIES:
Outstanding loan...............................................................................            665,000,000
Payables:
   Investment securities purchased.............................................................              7,468,333
   Variation margin............................................................................              2,416,563
   Investment advisory fees....................................................................              1,547,379
   Administrative fees.........................................................................                288,637
   Offering costs..............................................................................                109,603
   Custodian fees..............................................................................                102,328
   Printing fees...............................................................................                 99,105
   Legal fees..................................................................................                 36,662
   Audit and tax fees..........................................................................                 33,202
   Interest and fees due on loan...............................................................                 31,523
   Trustees' fees and expenses.................................................................                  3,231
   Transfer agent fees.........................................................................                  1,505
   Financial reporting fees....................................................................                    770
   Other liabilities...........................................................................                    249
                                                                                                      ----------------
   Total Liabilities...........................................................................            677,139,090
                                                                                                      ----------------
NET ASSETS.....................................................................................       $  1,482,489,666
                                                                                                      ================
NET ASSETS CONSIST OF:
Paid-in capital................................................................................       $  1,446,812,822
Par value......................................................................................                607,042
Accumulated net investment income (loss).......................................................             17,506,509
Accumulated net realized gain (loss) on investments, written options and futures contracts.....            (12,139,165)
Net unrealized appreciation (depreciation) on investments and futures contracts................             29,702,458
                                                                                                      ----------------
NET ASSETS.....................................................................................       $  1,482,489,666
                                                                                                      ================
NET ASSET VALUE, per share.....................................................................       $          24.42
                                                                                                      ================
Number of Common Shares outstanding (unlimited number of Common Shares
   has been authorized)........................................................................             60,704,189
                                                                                                      ================


Page 14                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2014

INVESTMENT INCOME:
Interest (net of foreign tax withholding of $95,868)...........................................       $    100,603,853
Dividends......................................................................................             35,530,495
Other..........................................................................................                706,850
                                                                                                      ----------------
   Total investment income.....................................................................            136,841,198
                                                                                                      ----------------
EXPENSES:
Investment advisory fees.......................................................................             17,960,315
Interest and fees on loan......................................................................              5,259,868
Administrative fees............................................................................                681,107
Printing fees..................................................................................                203,352
Excise tax.....................................................................................                188,648
Legal fees.....................................................................................                137,627
Listing expense................................................................................                 63,184
Custodian fees.................................................................................                 47,712
Trustees' fees and expenses....................................................................                 45,660
Audit and tax fees.............................................................................                 34,906
Transfer agent fees............................................................................                 20,967
Financial reporting fees.......................................................................                  9,250
Other..........................................................................................                 61,606
                                                                                                      ----------------
   Total expenses..............................................................................             24,714,202
                                                                                                      ----------------
NET INVESTMENT INCOME (LOSS)...................................................................            112,126,996
                                                                                                      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................              5,864,204
   Written options transactions................................................................               (364,500)
   Futures contracts...........................................................................             (4,845,105)
                                                                                                      ----------------
Net realized gain (loss).......................................................................                654,599
                                                                                                      ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................             60,984,118
   Futures contracts...........................................................................             (2,416,563)
                                                                                                      ----------------
Net change in unrealized appreciation (depreciation)...........................................             58,567,555
                                                                                                      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................             59,222,154
                                                                                                      ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................       $    171,349,150
                                                                                                      ================


                        See Notes to Financial Statements                Page 15

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      FOR THE YEAR      FOR THE PERIOD
                                                                                         ENDED              ENDED
                                                                                       10/31/2014       10/31/2013 (a)
                                                                                     --------------     --------------
OPERATIONS:
Net investment income (loss).....................................................    $  112,126,996     $   42,418,720
Net realized gain (loss).........................................................           654,599         (6,225,537)
Net change in unrealized appreciation (depreciation).............................        58,567,555        (28,865,097)
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from operations..................       171,349,150          7,328,086
                                                                                     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................................................      (116,023,916)       (27,772,166)
                                                                                     --------------     --------------
Total distributions to shareholders..............................................      (116,023,916)       (27,772,166)
                                                                                     --------------     --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold........................................................                --      1,449,312,512
Offering costs...................................................................                --         (1,704,000)
                                                                                     --------------     --------------

Net increase (decrease) in net assets resulting from shareholder transactions....                --      1,447,608,512
                                                                                     --------------     --------------
Total increase (decrease) in net assets..........................................        55,325,234      1,427,164,432

NET ASSETS:
Beginning of year................................................................     1,427,164,432                 --
                                                                                     --------------     --------------
End of year......................................................................    $1,482,489,666     $1,427,164,432
                                                                                     ==============     ==============
Accumulated net investment income (loss) at end of year..........................    $   17,506,509     $   15,554,873
                                                                                     ==============     ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..........................................        60,704,189                 --
Shares sold......................................................................                --         60,704,189
                                                                                     --------------     --------------
Shares outstanding, end of period................................................        60,704,189         60,704,189
                                                                                     ==============     ==============


(a) The Fund was seeded on April 16, 2013 and commenced operations on May 23, 2013.


Page 16                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ..............       $  171,349,150
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities:
     Purchases of investments.................................................       (1,025,068,766)
     Sales, maturities and paydowns of investments............................          937,160,852
     Proceeds from written options....................... ....................              620,206
     Amount paid to close written options.....................................             (984,707)
     Return of capital received from investments in REITs.....................              549,075
     Net amortization/accretion of premiums/discounts on investments..........            6,766,772
     Net realized gain/loss on investments and written options................           (5,499,704)
     Net change in unrealized appreciation/depreciation on investments
        and options...........................................................          (60,984,118)
     Increase in restricted cash..............................................           (5,215,563)
CHANGES IN ASSETS AND LIABILITIES:
     Decrease in interest receivable..........................................              256,749
     Increase in dividends receivable.........................................             (342,615)
     Decrease in prepaid expenses.............................................               19,874
     Decrease in other assets.................................................                1,466
     Increase in variation margin payable.....................................            2,416,563
     Increase in interest and fees on loan payable............................                3,361
     Increase in investment advisory fees payable.............................              117,400
     Increase in audit and tax fees payable...................................                    2
     Increase in legal fees payable...........................................               29,022
     Decrease in printing fees payable........................................              (12,167)
     Increase in administrative fees payable..................................               56,485
     Decrease in custodian fees payable.......................................             (174,627)
     Decrease in transfer agent fees payable..................................               (2,995)
     Increase in Trustees' fees and expenses payable..........................                3,231
     Increase in other liabilities payable....................................                  249
     Decrease in financial reporting fees payable.............................               (3,284)
                                                                                     --------------
CASH PROVIDED BY OPERATING ACTIVITIES.........................................                          $   21,061,911
                                                                                                        --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to common shareholders from net investment income..........         (116,023,916)
     Proceeds from borrowing..................................................          102,014,769
     Repayment of borrowing...................................................          (21,014,769)
                                                                                     --------------
CASH USED BY FINANCING ACTIVITIES.............................................                             (35,023,916)
                                                                                                        --------------
Decrease in cash..............................................................                             (13,962,005)
Cash at beginning of period...................................................                              35,141,279
                                                                                                        --------------
CASH AT END OF PERIOD.........................................................                          $   21,179,274
                                                                                                        ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.............................                          $    5,256,507
                                                                                                        ==============
Cash paid during the year for excise taxes....................................                          $      188,648
                                                                                                        ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      FOR THE PERIOD
                                                        YEAR           5/23/2013 (a)
                                                       ENDED              THROUGH
                                                     10/31/2014         10/31/2013
                                                   -------------      --------------
Net asset value, beginning of period............    $     23.51        $     23.88 (b)
                                                    -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................           1.85               0.70
Net realized and unrealized gain (loss).........           0.97              (0.64)
                                                    -----------        -----------
Total from investment operations................           2.82               0.06
                                                    -----------        -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................          (1.91)             (0.46)
                                                    -----------        -----------
Common Shares offering costs charged to
   paid-in capital..............................             --              (0.03)
                                                    -----------        -----------
Premiums from shares sold in at the
   market offerings.............................             --               0.06
                                                    -----------        -----------
Net asset value, end of period..................    $     24.42        $     23.51
                                                    ===========        ===========
Market value, end of period.....................    $     21.94        $     21.01
                                                    ===========        ===========
TOTAL RETURN BASED ON NET ASSET VALUE (c).......          13.37%              0.60%
                                                    ===========        ===========
TOTAL RETURN BASED ON MARKET VALUE (c)..........          13.98%            (14.13)%
                                                    ===========        ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............    $ 1,482,490        $ 1,427,164
Ratio of total expenses to average net assets...           1.69%              1.53% (d)
Ratio of net expenses to average net assets
   excluding interest expense...................           1.33%              1.24% (d)
Ratio of net investment income (loss) to
   average net assets...........................           7.66%              7.01% (d)
Portfolio turnover rate.........................             62%                11%
INDEBTEDNESS:
Total loan outstanding (in 000's)...............    $   665,000        $   584,000
Asset coverage per $1,000 of indebtedness (e)...    $     3,229        $     3,444

--------------------

(a) The Fund was seeded on April 16, 2013 and commenced operations on May 23, 2013.

(b) Beginning net asset value is net of sales load of $1.125 per share from the initial offering.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Shares price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d)   Annualized.

(e) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan balance in 000's.


Page 18                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2014

                                1. ORGANIZATION

First Trust Intermediate Duration Preferred & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Fund trades under the ticker symbol "FPF" on the New York Stock Exchange ("NYSE").

The primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its managed assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The Fund's net asset value ("NAV") is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid and any borrowings of the Fund), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Corporate bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2014

      Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    closed-end fund trading of similar securities;
      4)    foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)    factors relating to the event that precipitated the pricing problem;
      7)    whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2014, is included with the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2014

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2014, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                PAR                                               % OF
                                                ACQUISITION   AMOUNT/                  CARRYING                   NET
SECURITY                                           DATE        SHARES      PRICE         COST         VALUE      ASSETS
----------------------------------------------  -----------  ----------  ----------  ------------  ------------  ------
AgStar Financial Services ACA, 6.75%              5/29/13        10,000  $ 1,025.88  $ 10,000,000  $ 10,258,750   0.69%
Centaur Funding Corp., 9.08%, 04/21/20            5/29/13        16,000    1,260.00    20,528,750    20,160,000   1.36
Farm Credit Bank of Texas, 6.75%                  7/16/13       100,000      106.78    10,020,000    10,678,130   0.72
Pitney Bowes International Holdings Inc.,
   Series F, 6.13%                                6/06/13         8,500    1,062.50     8,361,875     9,031,250   0.61
Sovereign Real Estate Investment Trust, 12.00%    6/12/13        14,000    1,344.67    18,489,375    18,825,366   1.27
AIG Life Holdings, Inc., 7.57%, 12/01/45          3/07/14    $1,050,000      132.68     1,349,250     1,393,177   0.09
HSBC USA Capital Trust II, 8.38%, 05/15/27        9/09/13    $4,000,000      101.35     4,042,789     4,054,084   0.27
                                                                                     ------------  ------------  ------
                                                                                     $ 72,792,039  $ 74,400,757   5.01%
                                                                                     ============  ============  ======

D. FUTURES CONTRACTS:

The Fund purchases or sells (i.e. is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures contracts" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or variation margin receivable" on the Statement of Assets and Liabilities.

If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

Restricted Cash in the amount of $5,215,563, as shown on the Statement of Assets and Liabilities, is associated with cash held at the broker as of October 31, 2014.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2014

E. OPTION CONTRACTS:

The Fund may purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on futures contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on the futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by a Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will earmark or set aside in a segregated account at such Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on futures contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on futures contracts depends on its Sub-Advisor's ability to correctly predict the movement in prices of futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to the option. Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2014

Permanent differences incurred during the year ended October 31, 2014, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $5,848,556, and a decrease in accumulated net realized gain (loss) on investments of $5,659,908, and a decrease to paid-in capital of $188,648. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal year ended October 31, 2014, was as follows:

Distributions paid from:

Ordinary income................................... $   116,023,916
Capital gain......................................              --
Return of capital.................................              --

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:


Undistributed ordinary income..................... $    16,595,849
Undistributed capital gains.......................              --
                                                   ---------------
Total undistributed earnings......................      16,595,849
Accumulated capital and other losses..............      (7,788,956)
Net unrealized appreciation (depreciation)........      26,262,909
                                                   ---------------
Total accumulated earnings (losses)...............      35,069,802
Other.............................................              --
Paid in capital...................................   1,447,419,864
                                                   ---------------
Net Assets........................................ $ 1,482,489,666
                                                   ===============

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2014, the Fund had capital loss carryforwards for federal income tax purposes of $7,788,956.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014 and 2013 remains open to federal and state audit. As of October 31, 2014, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES:

The Fund will pay all expenses directly related to its operations.

I. ORGANIZATION AND OFFERING COSTS:

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust paid all organization expenses. The Fund's Common Share offering costs of $1,704,000 were recorded as a reduction of the proceeds from the sale of Common Shares during the period ended October 31, 2013.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2014

            3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND
                             OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For those services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of average daily net assets that is paid by First Trust out of its investment advisory fee.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

Computershare serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investments, excluding short-term investments for the Fund, were $1,019,552,998 and $941,693,097, respectively.

                          5. DERIVATIVES TRANSACTIONS

For the year ended October 31, 2014, written option activity was as follows:

                                               NUMBER
                                                 OF
WRITTEN OPTIONS                               CONTRACTS     PREMIUMS
---------------------------------------------------------------------
Options outstanding at October 31, 2013....       --       $       --
Options Written............................      430          620,206
Options Expired............................       --               --
Options Exercised..........................       --               --
Options Closed.............................     (430)        (620,206)
                                               ------      ----------
Options outstanding at October 31, 2014....       --       $       --
                                               ======      ==========

During the year ended October 31, 2014, the Fund held purchased options with market values ranging from $0 to $109,688, as measured at each month end.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2014

The following table presents the types of derivatives held by the Fund at October 31, 2014, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                                     ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                                         -----------------------------------------   --------------------------------------
   DERIVATIVE              RISK            STATEMENT OF ASSETS AND        FAIR       STATEMENT OF ASSETS AND       FAIR
   INSTRUMENTS           EXPOSURE           LIABILITIES LOCATION          VALUE       LIABILITIES LOCATION         VALUE
-----------------   ------------------   ---------------------------   -----------   ------------------------   -----------
Futures Contracts   Interest Rate Risk   Variation margin receivable   $        --   Variation margin payable   $ 2,416,563

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended October 31, 2014, on derivative instruments as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION                                                EQUITY RISK
--------------------------------------------------------------------------------------------
Net realized gain (loss) on investments*.....................................  $    (452,412)
Net realized gain (loss) on written options tranactions......................       (364,500)

                                                                               INTEREST RATE
                                                                                   RISK
                                                                               -------------
Net realized gain (loss) on futures contracts................................  $  (4,845,105)
Net change in unrealized appreciation/depreciation on futures contracts......     (2,416,563)

* Represents put options purchased.

For the year ended October 31, 2014, the amount of notional values of futures contracts opened and closed were $212,870,636 and $158,372,510, respectively.

The Fund does not have the right to offset financial assets and financial liabilities related to Futures Contracts on the Statement of Assets and Liabilities.

                                 6. BORROWINGS

The Fund has entered into a credit agreement with Bank of America Merrill Lynch that has a maximum commitment amount of $725,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 70 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.25% on the undrawn amount of such facility on any day that the loan balance is less than 20% of the total commitment amount. The average amount outstanding between November 1, 2013 and October 31, 2014, was $650,614,306 with a weighted average interest rate of 0.86%. As of October 31, 2014, the Fund had outstanding borrowings of $665,000,000 under this committed facility agreement. The high and low annual interest rates for the year ended October 31, 2014, were 0.87% and 0.85%, respectively. The interest rate at October 31, 2014, was 0.86%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On November 20, 2014, the Fund declared a distribution of $0.1625 per share to Common Shareholders of record on December 3, 2014, payable December 10, 2014.

Effective November 26, 2014, the credit agreement with Bank of America Merrill Lynch was terminated and the Fund entered into a credit agreement establishing a credit facility with The Bank of Nova Scotia. The credit facility with The Bank of Nova Scotia has a maximum commitment amount of $725,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 75 basis points. In addition, under the facility, the Fund pays a commitment fee of 15 basis points on the undrawn amount of the facility on any day that the loan balance is less than 50% of current maximum loan amount.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Intermediate Duration Preferred & Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust Intermediate Duration Preferred & Income Fund as of October 31, 2014, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2014 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2014 (UNAUDITED)

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2014, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

                          Dividends Received Deduction
                          ----------------------------
                                     26.51%

For the taxable year ended October 31, 2014, the following percentage of income dividends paid by the Fund is hereby designated as qualified divided income:

                           Qualified Dividend Income
                           -------------------------
                                     56.53%

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Intermediate Duration Preferred & Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Stonebridge Advisors LLC (the "Sub-Advisor"), at a meeting held June 8-9, 2014. The Board of Trustees determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions to the Advisor, and the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team, and recent additions to the team. The Board also reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. The Board noted its familiarity with the Sub-Advisor, including its oversight of two other funds in the First Trust fund complex sub-advised by the Sub-Advisor, the First Trust Preferred Securities and Income Fund (the "Open-End Fund") and the First Trust Preferred Securities and Income ETF (the "ETF"). In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2014 (UNAUDITED)

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, including the Open-End Fund and the ETF, and that the Advisor provides services to certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, including for serving as sub-advisor to the Open-End Fund and the ETF. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups included three overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage which have different costs associated with them or may use no leverage; and (iii) most peer funds do not employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was higher than the median of the Lipper peer group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to a performance peer universe selected by Lipper and to a blended benchmark. In reviewing the Fund's performance as compared to the performance of the Lipper performance peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also noted that because the Fund launched in May 2013, it had not yet completed a full calendar year of performance. The Board also considered the Fund's dividend yield as of March 31, 2014 and information provided by the Advisor on the Fund's leverage, including that leverage was accretive to the Fund's total return in 2013. In addition, the Board compared the Fund's premium/discount over the past three quarters to the average and median premium/discount of the Advisor peer group over the same period and considered the factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the period from inception through December 31, 2013, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. The Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board noted that an affiliate of the Advisor, First Trust Portfolios L.P., has an ownership interest in the Sub-Advisor and considered potential fall-out benefits to the Advisor from such ownership interest.

The Board considered the Sub-Advisor's expenses in providing investment services to the Fund and noted the Sub-Advisor's recent hiring of additional personnel to work on the Fund. The Board also considered the Sub-Advisor's statement that it does not expect economies of scale to be present in connection with its provision of services to the Fund. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board also considered data provided by the Sub-Advisor with respect to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, but noted that the Sub-Advisor estimated that the Fund was not profitable for the Sub-Advisor. The Board considered fall-out benefits realized by the Sub-Advisor from its relationship with the Fund including potential fall-out benefits to the Sub-Advisor from the ownership interest of First Trust Portfolios L.P. in the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2014 (UNAUDITED)

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 28, 2014, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 23, 2014 (the "Annual Meeting"). At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Intermediate Duration Preferred & Income Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2017. The number of votes cast in favor of Mr. Keith was 49,793,900, the number of votes against was 1,650,702 and the number of broker non-votes was 9,259,587. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund utilizes leverage, which magnifies investment risk.

PREFERRED/HYBRID PREFERRED AND DEBT SECURITIES RISK: Preferred/hybrid preferred and debt securities in which the Fund invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk, as described below. In addition, preferred and hybrid preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

CREDIT AND BELOW INVESTMENT GRADE SECURITIES RISK: The Fund is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it invests in below investment grade securities, which involve greater risks than investment grade securities, including the possibility of dividend or interest deferral, default or bankruptcy.

LEVERAGE RISK: The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares of the Fund that the Fund may pay will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. Although the Fund seeks to maintain a duration, under normal market circumstances, excluding the effects of leverage, of between three and eight years, if the effect of the Fund's use of leverage was included in calculating duration, it could result in a longer duration for the Fund.

CALL/PREPAYMENT AND REINVESTMENT RISK: If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Fund may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2014 (UNAUDITED)

DURATION RISK: The Fund seeks to maintain, under normal market conditions, a duration, excluding the effects of leverage, of between three and eight years. Various techniques may be used to shorten or lengthen the Fund's duration. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

RISKS OF CONCENTRATION IN THE FINANCIALS SECTOR: Because the Fund invests 25% or more of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

INTEREST RATE RISK: The Fund is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Fund invests will decline in value because of rising market interest rates.

FLOATING RATE AND FIXED-TO-FLOATING RATE SECURITIES RISK: The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

CONVERTIBLE SECURITIES/CONTINGENT CONVERTIBLE SECURITIES RISK: The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

FOREIGN (NON-U.S.) SECURITIES RISK: Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
(v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

ILLIQUID AND RESTRICTED SECURITIES RISK: The Fund may invest up to 25% of its Managed Assets in illiquid securities and may also invest, without limit, in unregistered or otherwise restricted securities. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2014 (UNAUDITED)

                                                                                                    NUMBER OF          OTHER
                                                                                                  PORTFOLIOS IN   TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST   DIRECTORSHIPS
    NAME, ADDRESS,                   TERM OF OFFICE                                               FUND COMPLEX    HELD BY TRUSTEE
   DATE OF BIRTH AND                  AND LENGTH OF             PRINCIPAL OCCUPATIONS              OVERSEEN BY      DURING PAST
POSITION WITH THE FUND                 SERVICE (2)               DURING PAST 5 YEARS                 TRUSTEE          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee        o Three Year Term     Physician; President, Wheaton Orthopedics;    111       None
c/o First Trust Advisors L.P.                             Limited Partner, Gundersen Real
120 East Liberty Drive,             o  Since Fund         Estate Limited Partnership; Member,
  Suite 400                            Inception          Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee           o Three Year Term     President (March 2010 to Present), Senior     111       Director of ADM
c/o First Trust Advisors L.P.                             Vice President and Chief Financial Officer              Investor Services,
120 East Liberty Drive,             o  Since Fund         (May 2007 to March 2010),                               Inc., ADM
  Suite 400                            Inception          ADM Investor Services, Inc.                             Investor Services
Wheaton, IL 60187                                         (Futures Commission Merchant)                           International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee            o  Three Year Term    President (2003 to Present), Hibs             111       Director of
c/o First Trust Advisors L.P.                             Enterprises (Financial and Management                   Trust Company
120 East Liberty Drive,             o  Since Fund         Consulting)                                             of Illinois
  Suite 400                            Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee            o  Three-Year Term    Managing Director and Chief Operating         111       Director of
c/o First Trust Advisors L.P.                             Officer (January 2015 to Present), Pelita               Covenant
120 East Liberty Drive,             o  Since Fund         Harapan Educational Foundation                          Transport, Inc.
  Suite 400                            Inception          (Educational Products and Services);                    (May 2003 to
Wheaton, IL 60187                                         President and Chief Executive Officer                   May 2014)
D.O.B.: 03/54                                             (June 2012 to September 2014), Servant
                                                          Interactive LLC (Educational Products and
                                                          Services); President and Chief Executive
                                                          Officer (June 2012 to September 2014), Dew
                                                          Learning LLC (Educational Products and
                                                          Services); President (June 2002 to June
                                                          2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and      o  Three Year Term    Chief Executive Officer (December 2010        111       None
Chairman of the Board                                     to Present), President (until December
120 East Liberty Drive,             o  Since Fund         2010), First Trust Advisors L.P. and First
  Suite 400                            Inception          Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                         Board of Directors, BondWave LLC
D.O.B.: 09/55                                             (Software Development Company/
                                                          Investment Advisor) and Stonebridge
                                                          Advisors LLC (Investment Advisor)


-------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2014 (UNAUDITED)

     NAME, ADDRESS        POSITION AND OFFICES        TERM OF OFFICE AND                  PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH            WITH FUND              LENGTH OF SERVICE                   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley           President and Chief        o  Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 East Liberty Drive,   Executive Officer                                    and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o  Since Fund Inception   L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas            Treasurer, Chief Financial o  Indefinite Term        Controller (January 2011 to Present),
120 East Liberty Drive,   Officer and Chief                                    Senior Vice President (April 2007 to
   Suite 400              Accounting Officer         o  Since Fund Inception   Present), First Trust Advisors L.P.
Wheaton, IL 60187                                                              and First Trust Portfolios L.P.
D.O.B.: 01/66

W. Scott Jardine          Secretary and Chief        o  Indefinite Term        General Counsel, First Trust Advisors L.P., First
120 East Liberty Drive,   Legal Officer                                        Trust Portfolios L.P. and BondWave LLC
   Suite 400                                         o  Since Fund Inception   (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor); Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist       Vice President             o  Indefinite Term        Managing Director (July 2012 to Present) and
120 East Liberty Drive,                                                        Senior Vice President (September 2005 to July
   Suite 400                                                                   2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70                                        o  Since Fund Inception

Kristi A. Maher           Chief Compliance Officer   o  Indefinite Term        Deputy General Counsel,
120 East Liberty Drive,   and Assistant Secretary                              First Trust Advisors L.P. and
   Suite 400                                         o  Since Fund Inception   First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 12/66

-------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2014 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship.

We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST


INVESTMENT ADVISOR

First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR

Stonebridge Advisors LLC
187 Danbury Road
Wilton, CT 06897

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN

Brown Brothers Harriman & Co.
50 Milk Street
Boston, MA 02109

TRANSFER AGENT

Computershare Inc.
P.O. Box 30170
College Station, TX 77842-3170

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees (Registrant) -- The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $47,250 from the registrant's inception on May 23, 2013 through October 31, 2013 and $28,000 for the fiscal year ended October 31, 2014.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 from the registrant's inception on May 23, 2013 through October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

      Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
      (a) of this Item were $7,000 from the registrant's inception on May 23, 2013 through October 31, 2013 and $0 for the fiscal year ended October 31, 2014. These were for the registrant's seed audit and consent.

      Audit-Related Fees (Investment Sub-Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 from the registrant's inception on May 23, 2013 through October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

(c) Tax Fees (Registrant) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 from the registrant's inception on May 23, 2013 through October 31, 2013 and $5,200 for the fiscal year ended October 31, 2014. These fees were for tax return preparation.

      Tax Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 from the registrant's inception on May 23, 2013 through October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

      Tax Fees (Investment Sub-Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 from the registrant's inception on May 23, 2013 through October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

(d) All Other Fees (Registrant) -- The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 from the registrant's inception on May 23, 2013 through October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

      All Other Fees (Investment Adviser) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 from the registrant's inception on May 23, 2013 through October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

      All Other Fees (Investment Sub-Adviser) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 from the registrant's inception on May 23, 2013 through October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant from the registrant's inception on May 23, 2013 through October 31, 2013 were $0 for the registrant, $0 for the registrant's investment adviser and $0 for the registrant's investment sub-adviser and for the registrant's fiscal year ended October 31, 2014 were $5,200 for the registrant, $43,500 for the registrant's investment adviser and $3,000 for the registrant's investment sub-adviser.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Information provided as of January 5, 2014.

Stonebridge Advisors LLC is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

Scott T. Fleming, President and CIO of Stonebridge Advisors LLC Mr. Fleming leads the Investment Team at Stonebridge, oversees and takes lead role over Investment Team decisions. Prior to founding Stonebridge, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure there, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Under his leadership, Spectrum grew to be the largest preferred securities manager in the country. As Chief Investment Officer at Spectrum, Mr. Fleming established and implemented custom investment strategies for the firm's clients. In this capacity he was instrumental in growing assets under management to over $2 billion by consistently outperforming stated benchmarks by solid margins. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. There he managed over $300 million of institutional assets with a strategy specializing in preferred securities. Mr. Fleming received a BS in Accounting from Bentley College in Waltham, MA and his MBA in Finance from Babson College in Wellesley, MA.

Robert Wolf, Vice President, Portfolio Manager and Senior Credit Analyst For the registrant, Mr. Wolf is the portfolio strategist, a portfolio manager and the lead Credit Analyst. He analyzes both investment grade and non-investment grade securities and makes security recommendations Mr. Wolf brings 14 years of fixed-income experience to Stonebridge in both portfolio management and credit research. Prior to joining Stonebridge in 2006, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman's High-Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his B.S. degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

Allen Shepard, PhD, Vice President, Senior Risk Analyst and Portfolio Analyst. Dr. Shepard is the Senior Risk Analyst for Stonebridge and is responsible for monitoring fund compliance and the internal attribution program for various strategies. Dr. Shepard joined Stonebridge in 2004 and developed proprietary hedging models for use in managing preferred and fixed-income securities. Prior to joining Stonebridge, Dr. Shepard held positions as a Gibbs Instructor in the Mathematics Department at Yale University and as an Assistant Professor of Mathematics at Allegheny College. Dr. Shepard brings a strong academic background to Stonebridge's analytical team. He received a BA in Mathematics from Hampshire College in 1980 and a PhD in Mathematics from Brown University in 1985, specializing in the field of algebraic topology. His subsequent research has been in mathematical economics. Dr. Shepard collaborated extensively with leading economists to create a new mathematical framework for modeling the substitution effect in the Consumer Price Index.

Danielle Salters, CFA, Credit Analyst
Ms. Salters is an associate portfolio manager and Credit Analyst. She is also a trader and make trade recommendations for the registrant. Ms. Salters has six years of investment management experience of which five years have been focused on fixed-income. Previous functions have included fundamental credit research, relative value analysis and trading. Prior to beginning at Stonebridge, Ms. Salters was Portfolio Analyst at a boutique asset manager where she focused on high-yield credit analysis and portfolio analytics for a hedge fund and institutional client. Previously, Ms. Salters was employed by UBS Financial Services, Inc., where she worked in Taxable Fixed-Income Sales and, later, served as the Fixed-Income Specialist to a Portfolio Manager. Ms. Salters received her A.B. in economics from Duke University in 2007.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of October 31, 2014.

                                                                                                    # of Accounts     Total Assets
                                                                         Total                    Managed for which     for which
                                                                                                   Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts                    Based on        is Based on
          Team Member                    Type of Accounts*              Managed     Total Assets     Performance       Performance
------------------------------   ----------------------------------  -------------  ------------  ------------------  -------------
     1.  Scott T. Fleming        Registered Investment Companies           2          $238.51M            0                 0
                                 Other Pooled Investment Vehicles          0          $      0            0                 0
                                 Other Accounts                          1516         $521.08M            0                 0

     2.  Robert Wolf             Registered Investment Companies           0          $      0            0                 0
                                 Other Pooled Investment Vehicles          5          $ 21.67M            0                 0
                                 Other Accounts                          1516         $521.08M            0                 0

     3.  Allen Shepard           Registered Investment Companies           0          $      0            0                 0
                                 Other Pooled Investment Vehicles          5          $ 21.67M            0                 0
                                 Other Accounts                          1516         $521.08M            0                 0

     4.  Danielle Salters        Registered Investment Companies           0          $      0            0                 0
                                 Other Pooled Investment Vehicles          5          $ 21.67M            0                 0
                                 Other Accounts                          1516         $521.08M            0                 0


PORTFOLIO MANAGER POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include:

Stonebridge Advisors LLC's ("Stonebridge") Preferred Securities investment style is consistent across all of its managed accounts. Stonebridge is not aware of any material conflicts of interest between its separately managed accounts and the Fund. In the case where Stonebridge does block trades that involve the Fund and other accounts, Stonebridge follows its trade allocation policy and handles the trade in a fair and equitable manner.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS PORTFOLIO MANAGER COMPENSATION

Information provided as of October 31, 2013.

Annual salary plus mid-year and year-end discretionary bonus based on performance of individual, firm as a whole, company profitability, and asset growth.

(a)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of October 31, 2012.

                                        Dollar Range of Fund Shares
       Name                                 Beneficially Owned
       ----------------------------     ---------------------------
       Scott T. Fleming                       $50,001-100,000

       Danielle Salters, CFA                        $0

       Robert Wolf                                  $0

       Allen Shepard                                $0


(b)   Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  First Trust Intermediate Duration Preferred & Income Fund
             -----------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 23, 2014
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 23, 2014
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 23, 2014
     --------------------

* Print the name and title of each signing officer under his or her signature.